TCW Galileo
Funds, Inc.

This prospectus tells you about the Class N shares of one of the separate investment Funds offered by TCW Galileo Funds, Inc., (the "Fund") each of which has different investment objectives and policies that are designed to meet different investment goals. Please read this document carefully before investing, and keep it for future reference.

TCW Galileo Technology Fund

As with all mutual Fund, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

November 1, 2000

[LOGO OF TCW GALILEO FUNDS, INC.]
Table of Contents

                                                                            Page
General Fund Information
Investment Objectives and Principal Strategies.............................   2
Principal Risks............................................................   2
Performance Summary........................................................   4
Fund Expenses and Expense Example..........................................   4



TCW Galileo Technology Fund
Investment Objectives/Approach.............................................   6
Main Risks.................................................................   8
Risk Considerations........................................................  10
Management of the Fund.....................................................  16
Multiple Class Structure...................................................  17


Your Investment
Account Policies and Services..............................................  17
To Open an Account/To Add to an Account....................................  20
To Sell or Exchange Shares.................................................  20
Distributions and Taxes....................................................  22
For More Information.......................................................  23

General Fund Information

Investment Objectives and Principal Strategies

                                                          Principal Investment
TCW Galileo Fund, Inc.      Investment Objectives         Strategies
-------------------------------------------------------------------------------
TCW Galileo                 Long-term capital             Invests in the equity
Technology Fund             appreciation                  securities of
                                                          companies with
                                                          superior earnings
                                                          growth prospects
                                                          engaged in the
                                                          technology,
                                                          telecommunications
                                                          and information
                                                          industries.

Under adverse market conditions, the Fund could invest some or all of its assets in money market securities. Although the Fund would do this only when seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

The Fund is affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Fund invests will have disappointing performance or not pay their debts.

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you--and the more you can lose. Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of individual Fund shares will vary as the Fund's portfolio securities increase or decrease in value. Therefore, the value of an investment in the Fund could go down as well as up. All investments are subject to:

 . MARKET RISK

 There is the possibility that the returns from the types of securities in which the Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

 . SECURITIES SELECTION RISK

 There is the possibility that the specific securities held in the Fund's portfolio will underperform other Fund in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager's choice of securities.

 . PRICE VOLATILITY

 There is the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility.

 . CONCENTRATION

 There is the possibility that because the Fund focuses its investments in the technology sector, its performance may be more negatively impacted by the technology sector's poor performance than a fund broadly invested over numerous sectors or industries.

The Fund may also be subject (in varying degrees) to the following risks:

 . LIQUIDITY RISK

 There is the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. The Fund may be subject to liquidity risk because it invests primarily in securities of medium and small sized companies; or foreign securities, which have all experienced periods of illiquidity.

 . FOREIGN INVESTING RISK

 There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes, and lack of adequate company information. The Fund is subject to foreign investing risk because it may invest a portion of its assets in foreign company securities risk. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates.

 . CREDIT RISK

 There is the possibility that the Fund could lose money if an issuer is unable to meet its financial obligations such as the payment of principal and/or interest on an instrument, or goes bankrupt.

A more detailed explanation of these risks is presented under the "Risk Considerations" section at page 10. The Fund is non-diversified for Investment Company Act of 1940 ("1940 Act") purposes, and may invest more than 5% of its total assets in the securities of any one issuer. Consequently, the Fund's exposure to credit and market risks associated with that issuer is increased.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Summary

The Fund does not have a full calendar year of performance. Thus, no bar charts or annual return tables are included for the Fund.

Fund Expenses and Expense Example

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Class N shares of the Fund have no sales charge (load), but are subject to Rule 12b-1 distribution fees.

FEE TABLE

                                                                    TCW Galileo
                                                                    Technology
                                                                       Fund
                                                                    -----------
Shareholder Transaction Fees
1) Redemption Fees.................................................    None
2) Exchange Fees...................................................    None
3) Contingent Deferred Sales Load..................................    None
4) Sales Load on Reinvested Dividends..............................    None
5) Sales Load on Purchases.........................................    None

Annual Fund Operating Expenses
 Management Fees...................................................    1.00%
 Distribution (12b-1) Fees.........................................    0.25%
 Other Expenses....................................................    0.46%
 Total Annual Fund Operating Expenses..............................    1.71%/1/

/1/Estimated. Fund has no operating history.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

                                                                  1 Year 3 Years
                                                                 ---------------
TCW Galileo Technology Fund......................................  $174   $539

TCW Galileo Technology Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of the value of its total assets in the equity securities of companies with superior earnings growth prospects that engage in the technology, telecommunications and information industries. It is expected that the Fund will concentrate its investment in knowledge and information intensive companies in the technology sector including companies in technology, communications, telecommunications, Internet, video, electronics, office and factory automation and robotics. Equity securities include common and preferred stocks, convertible securities and rights or warrants to purchase common or preferred stock. The Fund may invest in foreign securities.


Concepts to understand               The Adviser utilizes a "bottom-up"
----------------------               approach to identify securities for
Concentration in a specific          investment. First, the Adviser uses
sector increases risk. A Fund        quantitative and qualitative criteria to
that invests in a relatively         screen companies. The Adviser then
small number of issuers or           subjects companies that make it through
concentrates its investments in a    this screening process to fundamental
particular industry is more          analysis, which generally looks for at
susceptible to risks associated      least some of the following factors:
with a single economic, political
or regulatory occurrence than a      . a demonstrated record of consistent
more broadly invested portfolio        earnings growth or the potential to
might be.                              grow earnings

Technology Companies are             . an ability to earn an attractive return
companies in technology,               on equity
communications,
telecommunications, Internet,        . a price earnings ratio which is less
video, electronics, office and         than the Adviser's internally estimated
factory automation and robotics.       three year earnings growth rate

                                     . a large and growing market share

                                     . a strong balance sheet

                                     . significant ownership interest by
                                       management and a strong management
                                       team.

                                     A company will be a sell candidate when:
                                     (i) the company's price earnings ratio
                                     exceeds the Adviser's estimated growth
                                     rate; (ii) earnings decline, or are
anticipated to decline, sharply; (iii) earnings are likely to fall short of estimates; or (iv) the original rationale for owning the company is no longer valid.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active trading of portfolio securities which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

Christopher J. Ainley, Wendy S. Barker and Douglas S. Foreman are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this fund are "concentration risk", "price volatility risk," "liquidity risk" and "foreign investing risk".

Concentration risk refers to the fact that the Fund has focused its investment in common stocks of companies in the technology sector. Therefore, the Fund is considered to be concentrated in the technology sector, its primary risk. A portfolio concentrated in a single sector or industry may present more risk than a portfolio broadly invested over several sectors or industries. As a sector mutual fund that invests in technology companies, the Fund is subject to the risks associated with this industry sector. This makes the Fund more vulnerable to price changes of securities of issuers in technology related industries and factors that affect the technology industry than a mutual fund that invests in securities of companies in a variety of sectors.

Investments in the technology sector include the risk that certain high technology products and services are subject to competitive pressures and aggressive pricing. Technology products are also dependent on innovation in their industry with the accompanying risk that new products will not meet expectations or even reach the marketplace. Technology related companies are strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Technology company stocks, especially those which are Internet-related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. Also, the stocks of many Internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories.

An additional risk affecting the Fund is "price volatility." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in securities of companies in a variety of market sectors or larger companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of medium-sized and small-sized companies may be less liquid than the securities of large-sized companies, the Fund may be susceptible to liquidity risk more than Fund that invest in the securities of large-sized companies.

Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

 . a lack of political or economic stability

 . foreign controls on investment

 . withholding taxes

 . a lack of adequate company information

 .

Risk Considerations

Please consider the following risks before investing in the Fund.

Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about types of securities, market reactions to political or economic events, and tax and regulatory effects
                                     (including lack of adequate regulations
                                     for a market or particular type of
                                     instrument). Exchange or regulatory
                                     restrictions on trading volume can also
                                     affect price and liquidity.

General Investment Risk
-----------------------
Since shares of the Fund
represent an investment in
securities with fluctuating
market prices, the value of the
Fund's shares will vary as the
value of it's Fund's portfolio
securities increases or
decreases. Therefore, the value
of an investment in the Fund
could go down as well as up.

                                     Prices of most securities tend to be more volatile in the short-term. Therefore an investor who trades frequently or redeems in the short-term is more likely to incur loss than an investor who holds investments for the longer term. The fewer the number of issuers in which the Fund invests, the greater the potential volatility of its portfolio. A security that is leveraged, whether explicitly or implicitly, will also tend to be more volatile in that both gains and losses are intensified by the magnifying effects of leverage.

                                     The Adviser may temporarily invest up to 100% of the Fund's assets in high quality short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. These risks are more pronounced in emerging market countries.


Foreign Investing                    As compared to U.S. companies, foreign
-----------------                    issuers generally disclose less financial
Investing in foreign securities      and other information publicly and are
involves risks in addition to the    subject to less stringent and less
risks associated with domestic       uniform accounting, auditing and
securities. An additional risk is    financial reporting standards. Foreign
currency risk. While the price of    countries typically impose less thorough
the Fund's shares is quoted in       regulations on brokers, dealers, stock
U.S. dollars, the Fund generally     exchanges, insiders and listed companies
converts U.S. dollars to a           than does the U.S. and foreign securities
foreign market's local currency      markets may be less liquid and more
to purchase a security in that       volatile than domestic markets.
market. If the value of that         Investment in foreign securities involves
local currency falls relative to     higher costs than investment in U.S.
the dollar, the U.S. dollar value    securities, including higher transaction
of the foreign currency will         and custody costs as well as the
decrease.                            imposition of additional taxes by foreign
                                     governments. In addition, security
                                     trading practices abroad may offer less
                                     protection to investors such as the Fund.
                                     Settlement of transactions in some
                                     foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

Fixed income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are "credit risk" and "interest rate risk." These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of the Fund.

Fixed Income Securities              "Credit risk" refers to the likelihood
-----------------------              that an issuer will default in the
Fixed income securities are          payment of principal and/or interest on
subject to two primary types of      an instrument. Financial strength and
risk: credit risk and interest       solvency of an issuer are the primary
rate risk.                           factors influencing credit risk. In
                                     addition, lack of or inadequacy of
                                     collateral or credit enhancements for a
                                     fixed income security may affect its
                                     credit risk. Credit risk of a security
                                     may change over its life, and securities which are rated by rating agencies are often reviewed and may be subject to downgrade.

                                     The Fund may invest in convertible
                                     securities rated below investment grade.
                                     Debt instruments that are rated below
                                     investment grade are considered to be
                                     speculative; they are also commonly known as "junk" bonds. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater credit risk than higher rated securities of similar maturity. Such securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of the
                                     Fund's investment objective will be more
dependent on the Adviser's analysis than would be the case if the Fund were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Adviser to value accurately certain portfolio securities.

"Interest rate risk" refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the price of fixed rate securities and falling interest rates will have a positive effect on price. The degree to which a security's price will change as a result of changes in interest rates is measured by its "duration." For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).


Concentration                             The Fund is also subject to
-------------                             "concentration risk." "Concentration
                                          risk" refers to focusing investment
Concentration means limiting              in the securities of sector or
investing to particular sectors           industry-specific issuers that could
or industries.                            produce more volatile performance
                                          and greater risk relative to mutual
                                          funds that invest in numerous
                                          sectors or industries. The more
                                          concentrated the Fund's holdings
                                          are, the more likely it is that a
                                          sector's or industry's poor
                                          performance will hurt the Fund
                                          significantly.

Non-Diversified Status                    The Fund is non-diversified for 1940
----------------------                    Act purposes and as such may invest
                                          a larger percentage of their assets
Because a relatively higher               in individual issuers than a
percentage of the non-diversified         diversified investment company.
Fund's assets may be invested in
the securities of a limited               To the extent the Fund makes
number of issuers, the Fund may           investments in excess of 5% of its
be more susceptible to any single         assets in a particular issuer, its
economic, political or regulatory         exposure to credit and market risks
occurrence than a diversified             associated with that issuer is
fund.                                     increased. However, the Fund's
                                          investments will be limited so as to
                                          qualify for the special tax
                                          treatment afforded "regulated
                                          investment companies" under the
                                          Internal Revenue Code of 1986, as
                                          amended.

European Economic                         The Fund may invest in European
and Monetary Union                        countries that have agreed to enter
------------------                        into the European Monetary Union
                                          (EMU). EMU is an effort by certain
Many European countries have              European countries to, among other
adopted or are in the process of          things, reduce barriers between
adopting a single European                countries and eliminate fluctuations
currency referred to as the euro.         in their currencies. Among other
The consequences of the euro              things, EMU establishes a single
conversion are unclear and may            European currency (the euro), which
adversely affect the value and/or         was introduced on January 1, 1999
increase the volatility of                and is expected to replace the
securities held by the Fund.              existing national currencies of all
                                          initial EMU participants by July 1,
                                          2002. Upon introduction of the euro,
                                          certain securities (beginning with
                                          government and corporate bonds) have
                                          been redonominated in the euro and,
                                          thereafter trade and make dividend
                                          and other payments only in euros.

                                          Like other investment companies and
                                          business organizations, including
                                          the companies in which the Fund
                                          invests, the Fund could be adversely
                                          affected: (i) if the euro, or EMU as
                                          a whole does not take affect as
                                          planned; (ii) if a participating
                                          country withdraws from EMU; or (iii)
                                          if the computing, accounting and
                                          trading systems used by the Fund'
                                          service providers, or by other
                                          business entities with which the
                                          Fund or it's service providers do
                                          business, are not capable of
                                          recognizing the euro as a distinct
                                          currency at the time of, and
                                          following euro conversion.

Management of the Fund

Investment Adviser

The Fund's investment adviser is TCW Investment Management Company (the "Adviser") and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of September 30, 2000, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $85 billion under management or committed to management.

Portfolio Managers

Listed below are the individuals are primarily responsible for the day-to-day portfolio management of the Fund, including a summary of each person's business experience during the past five years:

 Portfolio Manager(s)         Business Experience During Last Five Years*
-------------------------------------------------------------------------------
 Christopher J. Ainley Managing Director, the Advisor, TCW Asset Management
                       Company and Trust Company of the West
 Wendy S. Barker       Managing Director, the Adviser, TCW Asset Management
                       Company and Trust Company of the West
 Douglas S. Foreman    Group Managing Director and Chief Investment Officer-
                       U.S. Equities, the Adviser, TCW Asset Management Company
                       and Trust Company of the West

*Positions with the TCW Group, Inc. and its affiliates may have changed over time.

Advisory Agreement

The Fund and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Fund has employed the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Fund's business affairs, subject to control by the Board of Directors. The Adviser also pays certain costs of marketing the Fund, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it an annual management fee at the rate of 1.00% of the Fund's average net asset value.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties under the agreement.

Multiple Class Structure

The Fund is authorized to issue two classes of shares, Institutional Class I shares and Class N shares. Shares of each class of the Fund represent an equal pro rata interest in that Fund and generally give you the same voting, dividend, liquidation, and other rights. The Class I shares are offered at the current net asset value. The Class N shares are offered at the current net asset value, but will be subject to fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Fund's distributor at a rate equal to 0.25% of the average daily net asset of the Fund attributable to its Class N shares for distribution and related services. Because these fees are paid out of the Fund's Class N assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your Investment

Account Policies and Services

Buying shares

You pay no sales charges to invest in the Fund. Your price for the Fund's shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by the Fund's Transfer Agent from dealers, brokers or other service providers after the NAV for the day is determined, will receive that same day's NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. and were transmitted to and received by the Transfer Agent generally prior to 8:00 a.m. Eastern time on the next day. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund pursuant to procedures established by the Fund's Board.

Minimums

  Initial                            IRA                                                    Additional
------------------------------------------------------------------------------------------------------
  $2,000                             $500                                                      $250

TCW Galileo Fund, Inc. may waive the minimum initial investment. All investments must be in U.S. dollars. Third-party checks, except those payable to an existing shareholder, will not be accepted. If your check or wire does not clear, you will be responsible for any loss the Fund incurs.

Automatic Investment Plan ($100 minimum)

You may arrange to make investments on a regular basis through automatic deductions from your bank checking account. Please call (800) 248-4486 for more information and enrollment form.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days.

Written sell order

Some circumstances require written sell orders, along with signature guarantees. These include:

 . amounts of $100,000 or more

 . amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

 . requests to send the proceeds to a payee or address different than what is on our records

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers but not from a notary public. Please call
(800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Exchange privilege

You can exchange from one Class N Galileo fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third party transactions

You may buy and redeem the Fund's shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of the Fund's shares are arranged and settlement is made at an investor's election through a registered broker-dealer, other than the Fund's distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

General policies

If your non-retirement account falls below $1,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days' written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

Large Redemption Amounts

The Fund also reserves the right to make a "redemption in kind"--payment in portfolio securities rather than cash--if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund's assets).

The Fund restricts excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year). You are limited to one exchange of shares in the same Fund during any 15-day period except investors in 401(k) and other group retirement accounts, investors who purchase shares through certain broker dealers, and asset allocation accounts managed by the Adviser or an affiliate. The Fund reserves the right to:

 . refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's view, are likely to engage in excessive trading

 . change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

 . delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions).

      TO OPEN AN ACCOUNT                          TO ADD TO AN ACCOUNT
---------------------------------------------------------------------------------------------------
In Writing

Complete the New Account Form.
Mail your New Account Form and
a check made payable to TCW
Galileo Technology Fund to:

       Via Regular Mail
TCW Galileo Funds, Inc.                     (Same, except that you should include a note specifying
DST Systems, Inc.                           the Fund name, your account number, and the name(s)
P.O. Box 419951                             your account is registered in.)
Kansas City, MO 64141-6951

  Via Express, Registered or
        Certified Mail
TCW Galileo Funds, Inc.
DST Systems, Inc.
330 W. 9th Street
Poindexter Building, 1st Floor
Kansas City, MO 64105-2005

---------------------------------------------------------------------------------------------------
By Telephone

Please contact the Investor
Relations Department at
(800) FUND TCW (386-3829) for a
New Account Form.

Wire: Have your bank send your   (Same)
investment to:

United Missouri Bank of Kansas
City, N.A.
ABA No. 101000695
DST Systems, Inc./AC 9870371553
FBO TCW Galileo Technology Fund
(Name on the Fund Account)
(Fund Account Number)

---------------------------------------------------------------------------------------------------
Via Exchange

Call the Transfer Agent at
(800) 248-4486. The new account
will have the same registration
as the account from which you
are exchanging.

If you need help completing the New Account Form, please call the Transfer Agent at (800) 248-4486.

   TO SELL OR EXCHANGE SHARES
------------------------------------------------------------------
By Mail

Write a letter of instruction                To reach the Transfer Agent at
that includes:                               DST Systems, Inc., call toll free
 . your name(s) and signature(s)              in the U.S. (800) 248-4486
  as they appear on the account              Outside the U.S.
  form                                       (816) 843-7166 (collect)
 . your account number
 . the Fund name
 . the dollar amount you want to
  sell or exchange
 . how and where to send the
  proceeds

------------------------------------------------------------------
Obtain a signature guarantee or
other documentation, if required
(see "Account Policies and
Services--Selling Shares").

Mail your letter of instruction
to:

        Via Regular Mail
TCW Galileo Funds, Inc.
DST Systems, Inc.
P.O. Box 419951
Kansas City, MO 64141-6951

   Via Express, Registered or
         Certified Mail
TCW Galileo Funds, Inc.
DST Systems, Inc.
330 W. 9th Street
Poindexter Building, 1st Floor
Kansas City, MO 64105-2005

------------------------------------------------------------------
By Telephone

Be sure the Fund has your bank
account information on file. Call
the Transfer Agent at (800) 248-
4486 to request your transaction.
Proceeds will be wired to your
bank.

Telephone redemption requests
must be for a minimum of $1,000.

------------------------------------------------------------------
Systematic Withdrawal Plan: Call
(800) 248-4486 to request a form
to add the plan. Complete the
form, specifying the amount and
frequency of withdrawals you
would like.
Be sure to maintain an account
balance of $2,000 or more.
Systematic Withdrawal plans are
subject to a minimum annual
withdrawal of $500.

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for the Fund. Dividends from the net investment income of the Fund will be declared and paid annually. The Fund will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the same Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

In any fiscal year in which the Fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Fund is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time the Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of the Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Fund with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax adviser for further information.

For More Information

For all shareholder account          TCW Galileo Funds, Inc.
information such as transactions
and account inquiries:               SEC file number: 811-7170

Call (800) 248-4486                  More information on the Fund is available
                                     free upon request, including the
For information regarding the TCW    following:
Galileo Funds, Inc.:

Call (800) FUND TCW (386-3829)       Annual / Semi-Annual Report

In writing:                          Describes the Fund's performance, lists
TCW Galileo Funds, Inc.              portfolio holdings and contains a letter
c/o DST System, Inc.                 from the Fund's portfolio managers
P.O. Box 419951                      discussing recent market conditions,
Kansas City, MO 64141-6951           economic trends and Fund strategies.

On the Internet:                     Statement of Additional Information (SAI)
TCW GALILEO FUNDS, INC.
www.tcwgalileofunds.com              Provides more details about the Fund and
                                     their policies. A current SAI is on file
You may visit the SEC's website      with the Securities and Exchange
at www.sec.gov to view text only     Commission (SEC) and is incorporated by
versions of Fund documents filed     reference and is legally considered part
with the SEC. You can also obtain    of this prospectus.
copies by visiting the SEC's
Public Reference Room in
Washington, DC (1-800-SEC-0330)
or by sending your request and a
duplicating fee to the SEC's
Public Reference Section, 450
Fifth Street, N.W., Washington,
DC 20549-6009 or by electronic
request at the following e-mail
address: www.publicinfo@sec.gov.